UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐ Definitive Proxy Statement
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INTEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Intel Corporation
2009 Annual Stockholders’ Meeting
May 20, 2009 at 8:30 a.m. Pacific Time
Building SC-12
3600 Juliette Lane
Santa Clara, CA 95054
Proxy Login Details:
Control Number: <123456789123>
We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2009 Annual Stockholders’ Meeting.
To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.
To cast your vote, please visit www.proxyvote.com and follow the on-screen instructions.  You will be prompted to enter your 12 digit control number provided above in this email to access this voting site.  Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 19, 2009.
Intel will also be hosting the meeting live via the Internet this year.  To attend the meeting via the Internet please visit www.intc.com and be sure to have your 12 Digit Control Number to enter the meeting.
In conjunction with our meeting, we are also hosting a Stockholder Forum located through www.proxyvote.com or www.intc.com.  This forum allows validated stockholders to submit questions ahead of the annual meeting, respond to our stockholder survey, and respond to questions that Intel’s management may pose in the future.
Thank you for viewing the 2009 Intel Corporation annual meeting materials and for submitting your very important vote.

May 20: Annual Stockholders’ Meeting
Get ready for proxy vote
April 3, 2009 (ww14)
Employee Communications
This week Intel published its 2008 Annual Report and 2009 Proxy Statement in preparation for the company’s Annual Stockholders’ Meeting, which will be held May 20 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, Santa Clara, Calif.
Attendance via webcast encouraged
You will be able to attend the meeting via webcast at www.intc.com. Limited seating will be available in SC-12 to accommodate non-employee stockholders who don’t have access to the webcast.
Summary of proxy proposals
All Intel stockholders, including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy prior to the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:
1.	Elect the 11 nominees to the Board of Directors.

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the current year.

3.	Amend and extend the 2006 Equity Incentive Plan.

4.	Approve an employee stock option exchange program.

5.	Advisory vote on executive compensation.

6.	Act on stockholder proposal: Cumulative voting.

7.	Act on stockholder proposal: Human right to water.
The company is recommending a vote FOR all the nominees listed, FOR Proposals two through five, and AGAINST Proposals six and seven. Please refer to the proxy materials for more detailed explanation of these proposals.
How you will learn about the voting process
Each stockholder will receive voting information along with the 2009 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The information will explain the steps required to submit votes and the voting deadlines. Stockholders may receive multiple sets of voting information if they hold Intel stock in multiple brokerage accounts. Stockholders should submit their votes for each set of voting information they receive. The proxy statement and voting information will be made available on April 3, and will be delivered either electronically or by U.S. mail, according to your instructions.
Related link:
Intel Investor Relations

ANNUAL STOCKHOLDERS’ MEETING AND PROXY STATEMENT:
ADDITIONAL INFORMATION
Purpose of the Annual Stockholders’ Meeting
Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda.
What is a proxy statement?
A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.
Intel has approximately three million stockholders, though only a few hundred actually attend the Annual Stockholders’ Meeting in person. Most stockholders vote on the proposals before the Annual Stockholders’ Meeting.
Each share of stock entitles the owner to:
•	One vote for each of the directors being elected. There are eleven directors nominated in 2009, so you get eleven votes, one for each director nominee; and

•	One vote on each of the other proposals on the agenda.

April 3, 2009
Vote now on Intel’s Annual Stockholders’ Meeting proposals
Critical voting deadlines: May 17 and May 19
You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent.
2009 Annual Stockholders’ Meeting Notice
Intel’s 2009 Annual Stockholders’ Meeting will be held May 20 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, in Santa Clara, Calif. We encourage Intel employees to participate through the live webcast at www.intc.com due to the limited seating available and the need to reserve seats for non-employee stockholders. The meeting agenda includes the annual election of directors, ratification of the selection of the independent registered public accounting firm, amendment and extension of the 2006 Equity Incentive Plan, approval of an employee stock option exchange program, advisory vote on executive compensation, and action on stockholder proposals: cumulative voting and human right to water.
This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:
•	Intel Stock plan account at UBS

•	401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity (U.S. only)

•	Direct Stock Purchase and Dividend Reinvestment Plan accounts

•	Name with Computershare (i.e., stock certificates that you hold)
Voting Recommendations
Intel’s Board of Directors recommends that you vote as follows:
✓	FOR: Election of the director nominees

✓	FOR: Ratification of the selection of the independent registered public accounting firm

✓	FOR: Amendment and extension of the 2006 Equity Incentive Plan

✓	FOR: Approval of an employee stock option exchange program

✓	FOR: Advisory vote on executive compensation

✗	AGAINST: Stockholder proposal: Cumulative voting

✗	AGAINST: Stockholder proposal: Human right to water
Please refer to the 2009 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.
Voting instructions
Visit Proxy Login to vote and follow the instructions. To vote, you will need your 12 Digit Control Number noted below:
     Control Number:                    012345678901
Critical voting deadlines
•	If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m., (Eastern) on May 17, 2009 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential ¯ only total results will be reported at the Annual Stockholders’ Meeting or to Intel.

•	The deadline to vote your shares in all other accounts is 11:59 p.m., (Eastern) on May 19, 2009. If you hold shares in your Intel stock plan account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.
For more information

•	View the Annual Stockholders’ Meeting via live Webcast and submit questions by following the instructions on the site. The Webcast can also be replayed until June 20, 2009.

•	To view Intel’s 2008 Annual Report, visit 2008 Annual Report.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or call Intel Investor Relations at (iNet) 765-1480 (408-765-1480).